                                                                  EXHIBIT 10.41

PARADYNE
-------------------------------------------------------------------------------
       MARKETING & LICENSE AGREEMENT                     ***Text Omitted and
   BY AND BETWEEN NETSCOUT SYSTEMS, INC.                   Filed Separately
         AND PARADYNE CORPORATION                       Confidential Treatment
            AMENDMENT NUMBER 2                             Requested Under
               PAGE 1 OF 2                                17 C.F.R. Sections
              DATE 11/04/98                                  200.80(b)(4)
                                                              200.83 and
                                                               230.406
NETSCOUT SYSTEMS, INC.
4 TECHNOLOGY PARK
WESTFORD, MASSACHUSETTS 01886

The Marketing & Licensing Agreement dated and signed January 26, 1998 (hereinafter the "Agreement") by and between NetScout Systems, Inc. (hereinafter "NetScout") and Paradyne Corporation (hereinafter "Paradyne") shall be amended as follows:

1.  Section 1.8 shall be deleted in its entirety and replaced by the following:

    1.8 "Revision" shall mean any correction, modification, maintenance release, update, enhancement, and/or new version of the Licensed Product developed solely by NetScout.

2.  Section 21.1 shall be deleted in its entirety and replaced by the following:

    21.1 Term. The initial term of this Agreement shall be five (5) years from the date set forth in the first sentence of this Agreement. Prior to the end of this term, the parties shall meet and negotiate in good faith an extension of this Agreement. Failing to agree upon such extension, this Agreement shall terminate one hundred and eighty days after the initial term. During such 180 day period, and notwithstanding the terms of Section 2.1.3 of this Agreement, Paradyne shall in preparation for the termination of the Agreement, have the right to develop, have developed, market and sell, and/or establish OEM and/or technology licensing agreements for RMON-based technologies for the purpose of offering such RMON products to customers to sustain and enhance the market position of Paradyne's RMON products without detriment due to the pending or actual termination of the agreement.

3.  The following Section 21.9 shall be appended to the Agreement:

    21.9 Continuing rights. Notwithstanding anything in this Agreement to the contrary, in the event of termination under this Section 21 or Section
          23.3 of this Agreement Paradyne shall have the right to continue to use and distribute the Licensed Product as necessary (1) to ship any outstanding orders, (2) to meet ongoing contractual commitments, and
          (3) to meet product requirements of Paradyne customers who have an installed base of the Resale Products and require continued supply. Such shipments shall be subject to royalties under Schedule A except where termination is made necessary due to NetScout's default. Further, in the event royalties are paid, NetScout shall agree to provide reasonable continued support for bug fixes and maintenance of the Licensed Product. Paradyne shall further have the right to use and distribute the Licensed Product as required to support those Resale Products having shipped prior to the date of final termination or under the provisions of this Section.

                       Paradyne Corporation - PROPRIETARY
                      Use Pursuant to Company Instructions
                               Amendment Number 2
           Marketing and Licensing Agreement, NetScout Systems, Inc.
                                    11/04/98

All other terms of the Agreement remain the same.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date(s) set forth below.


       PARADYNE CORPORATION                      NETSCOUT SYSTEMS, INC.


By: /s/ Andrew May                      By: /s/ Nathan Kalowski
    --------------------------------        ----------------------------------
Title: CEO                              Title: VP, Business Development
       -----------------------------           -------------------------------
Date:  11/11/98                         Date:  11/11/98
       -----------------------------           -------------------------------


                       Paradyne Corporation - PROPRIETARY
                      Use Pursuant to Company Instructions
                               Amendment Number 2
           Marketing and Licensing Agreement, NetScout Systems, Inc.
                                    11/04/98
                                  Page 2 of 2

[PARADYNE LOGO]
________________________________________________________________________________
                                                Marketing & License Agreement
                                                By and Between NetScout Systems,
                                                Inc. and Paradyne Corporation
                                                Amendment Number 1
                                                Page 1 of 10
                                                Date 03/__/98

NetScout Systems, Inc.
4 Technology Park
Westford, Massachusetts 01886


Marketing & License Agreement dated and signed January 26, 1998 by and between NetScout Systems, Inc. and Paradyne Corporation will be amended as follows:

1. Section 1.13: Add the words "or a unique customer application" before "that cannot be resolved by Paradyne."

2. Section 3.1.3: Add the words "and its Authorized Service Providers" after the word "Paradyne."

3. Section 3.1.4: Add the words "and Paradyne's Authorized Service Providers" before the word "Customers."

4. Section 6.1: Add the words "for Licensed Product and Resale Product" before the words "via a telephone support service as set forth in Exhibit D." After the words "a paging service after hours, on weekends and holidays" add the following sentence: "NetScout will make best efforts to reply to the page within one (1) hour." Change reference to "Tier 1 and Tier 2 Support" to "Tier 3 Support."

5.   Section 6.4: Delete last sentence and replace with the following sentence:
     "In the event NetScout discontinues manufacture and license of the Licensed Product, NetScout agrees to continue support and maintenance services for a period of one (1) year for the software and for the period of five (5) years for the hardware from such discontinuance.

6. Section 7.1: Add the following at the end of Section 7.1: "Exhibit F outlines training classes, their locations, costs (if applicable), length of courses, and complete description of the courses. In the event that there are seats available for any of the above-mentioned training that are unfilled by Paradyne employees, such seats may be filled by Paradyne's Authorized Service Providers."

7. Section 8.2: Add the words "and Authorized Service Provider evaluations" after the words "sales demonstrations."


                       Paradyne Corporation - PROPRIETARY
                      Use Pursuant to Company Instructions
             Marketing & License Agreement, NetScout Systems, Inc.
                               Amendment Number 1

8.  Section 8.3: Add the word "day" after "ninety (90)."

9. Section 11.1: Delete the entire last sentence and replace with the following: "Notwithstanding the preceding sentence, in the event Paradyne elects to price the RMON feature set separately, the NetScout royalty shall be the [***] percent [(***%)] of the Paradyne price for the RMON feature or [***] for each version of embedded RMON as listed in Exhibit A."

10. Section 12.3: Replace entire section as follows: "Purchase Orders. Resale Product orders may be made via purchase orders, or customer drop ship orders confirmed in writing by facsimile. Purchase orders shall include the following details: Paradyne's part number for NetScout's products, description, quantity, destination, delivery date(s), PO dollar total, preferred shipper and customer number for billing."

    Additionally, add the following paragraphs:

    "At Buyer's request Seller shall drop ship orders for product to Buyer or Buyer's customer at locations specified by purchase orders as defined, above."

    "NetScout will provide proof of delivery for all shipments to Paradyne's customers, if requested by Paradyne and if specified shipper provides same upon request from NetScout. NetScout will not ship any of Paradyne's purchase order short of any parts on the purchase order without the approval of Paradyne."

    "Shipment Acknowledgment"

    "Seller will provide Buyer with a shipment acknowledgment form within twenty-four (24) hours of the shipment to the Buyer or Buyer's customer. Seller will include, at a minimum, the serial number of the unit, the date shipped, the part number and quantity shipped, the carrier name, and the waybill number on the shipment acknowledgment form."

    "At no time may NetScout reschedule any previously committed ship dates without ten (10) days advance written authorization by Paradyne."

11. Add "Section 12.13 Forecast, Buyer will provide a rolling monthly forecast of Buyer's demand for the Product with visibility for the next six (6) months. This forecast will be for planning purposes only."

12. Section 12.4: Delete the second sentence and replace it as follows:
    "NetScout's normal lead-time for NetScout Resale hardware products is twenty-one (21) days from order replacement. NetScout's normal lead-time for NetScout Resale software products is seven (7) days from order placement.


                       Paradyne Corporation - PROPRIETARY
                      Use Pursuant to Company Instructions
             Marketing & License Agreement, NetScout Systems, Inc.
                               Amendment Number 1

--------------------
*** Confidential Treatment Requested

13.  Section 12.5: Replace in its entirety with the following:
     "Cancellation/Reschedule. Paradyne reserves the right to reschedule or cancel PO's or parts of PO's without penalty, provided that the requested reschedule or cancellation is made more than ten (10) days from the scheduled delivery of the products. Any cancellation requests made inside the ten (10) day window shall be subject to [***] percent [(***%)] cancellation fee. Paradyne also reserves the right to reschedule PO's or parts of PO's within ten (10) days of the scheduled delivery date provided that the requested delivery date does not extend beyond ninety (90) days from the original scheduled delivery date."

14. Section 12.6: Add "(subject to Section 17.1, Product Discontinuance)" after "attached price list" in the first sentence.

15.  Section 12.7: Delete paragraph one in its entirety and replace as follows:
     NetScout warrants the Resale Products for a period of one (1) year from a Customer's acceptance and that the Resale Products will be free from defects in material and workmanship. Paradyne's inspection, approval, acceptance, use of or payment for all or any such Resale Product shall be deemed not to constitute a waiver of any warranty or of any term or condition hereof. NetScout shall repair or replace, at no charge, any Resale Products returned to NetScout during the warranty period. In the event that the above remedies are not reasonably available, NetScout shall refund the purchase price. This is NetScout's sole remedy to Paradyne and/or End Users under this Agreement for warranty claims.

     Add the words, "EXCEPT FOR THE SECTION ENTITLED "EPIDEMIC", before the words "THE WARRANTIES MADE IN THIS PARAGRAPH ARE MADE IN LIEU OF ALL OTHER EXPRESS WARRANTIES, WHETHER ORAL OR WRITTEN."

16. Section 12.10: Change "thirty (30) business days" to "forty-five (45) business days" and add ", and will make best efforts to provide within thirty (30) days of the close of each calendar quarter," before "Point of
     Sale...." Add "the state or the" before the word "zip" in the last sentence.

17. Section 12.11: Add "or its designated Authorized Service Provider" after the word "Paradyne" in the first sentence. Add this sentence at the end of this section: "In addition, out of warranty maintenance agreements for the Resale Products may be offered by Paradyne's Authorized Service Providers."

18. Add Section 12.14 Repair Period: "Seller will effect the repair/replacement and return the item(s) to Buyer within fifteen (15) days after receipt of the defective item(s); however, Seller will respond to emergency situations by immediately shipping Product on hand within forty-eight (48) hours. At the cost identified in Exhibit D, Seller agrees to repair or replace a particular type of Product for a period of five


                      Paradyne Corporation - PROPRIETARY
                     Use Pursuant to Company Instructions
             Marketing & License Agreement, NetScout Systems, Inc.
                              Amendment Number 1

--------------------
*** Confidential Treatment Requested

     (5) years following delivery of the last unit of such Product delivered under this Agreement. Seller agrees to provide and maintain an adequate stock of parts peculiar to the Product during this time to effect such repair."

19. Add "Section 12.15 Quality: The Resale Products shall meet the quality requirements of Exhibit E of this Agreement.

20. Section 18.4: Delete last sentence and replace with "However, such rights will not become effective until such time as NetScout dissolves or ceases to do business.

21. Section 18.5: Change reference to "Section 21, Termination" to read "Section 21, Term and Termination."

22. Section 18: Add sub-section, Agreement to Negotiate Rights to the Resale Produce:" Under the following conditions the parties agree to enter into good faith negotiations for Paradyne to acquire the rights to manufacture, further develop, market, service and sell NetScout Resale Products.

          Discontinuance of the Resale Products defined in Exhibit A, provided no functionally equivalent substitute is made available at or below the specified price.

          NetScout becomes insolvent, or ceases to honor its commitment to deliver products under the terms of this Agreement.

          Material Breach of this Agreement by NetScout that is not cured within the time period as specified in Section 21, Term and Termination.

          Notwithstanding the foregoing, the obligations of NetScout under this Section are conditional upon Paradyne's ability to secure such manufacturing usage licenses or other proprietary rights of third parties, if any, as may be required to manufacture such Product. NetScout agrees to provide reasonable assistance to Paradyne to secure such rights."

23. EXHIBIT D: Add "and its Authorized Service Providers" after the word "Paradyne" in the first sentence. Within the heading "Repair & Maintenance Charges add "applicable to Paradyne and its Authorized Service Providers" before the words "(single repair)". Within the heading "Maintenance Agreements (h/w & s/w)" add "available to Paradyne and its Authorized Service Providers". Under the heading "Repair Services" delete the last sentence and replace with "Paradyne or Paradyne's customer shall be responsible for transportation expenses to NetScout's facilities and NetScout will be responsible for transportation expenses back to Paradyne or Paradyne's customer." Under the heading "Priority Shipments" change "twenty-four (24) hours" to "forty-eight (48) hours."

24. The Quality Agreement by and between the parties shall be attached hereto and made a part of this Agreement as Exhibit E.

                       Paradyne Corporation - PROPRIETARY
                      Use Pursuant to Company Instructions
             Marketing & License Agreement, NetScout Systems, Inc.
                               Amendment Number 1

25. All other terms and conditions of the above stated Agreement remain unchanged.

26.  SIGNATURE

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date(s) set forth below.

PARADYNE CORPORATION                         NETSCOUT SYSTEMS, INC.

By: /s/ J. Slattery                          By: /s/ Nathan Kalowski
   ---------------------------------            ------------------------------

Title:  SVP                                  Title:  VP Business Development
      ------------------------------               ---------------------------

Date:   3/20/98                              Date:   4/22/98
     -------------------------------               ---------------------------

                       Paradyne Corporation - PROPRIETARY
                      Use Pursuant to Company Instructions
             Marketing & License Agreement, NetScout Systems, Inc.
                               Amendment Number 1

                                   EXHIBIT E

                                    QUALITY


1.0  QUALITY ASSURANCE

     Notwithstanding the post-acceptance obligations of Seller, Buyer has a significant interest in the quality of the Product. Because the Product has a useful life expectancy greater than the warranty obligation period and because of the good will lost by malfunctioning Products, even though they may be corrected at Seller's expense, it is agreed by Buyer and Seller that without limiting or abridging Buyers rights to inspect the Product prior to acceptance or Seller's post-acceptance obligations, the following provisions shall apply to ensure acceptable quality for Products manufactured for Buyer under the terms of this Agreement:

1.1  QUALITY CONTROL MONITORING & SOURCE INSPECTION

     Buyer reserves the right, at any time during the term of this agreement, with five (5) calendar days prior notice and subject to product availability, to place one or more personnel in SELLER facilities to carry out inspection and acceptance tests, process certifications, review of quality data, and other functions Buyer may deem reasonably necessary to maintain quality objectives.

     Personnel authorized by Buyer shall be empowered to reject the material intended for the delivery to Customers in the event that such material fails to meet required specifications or acceptance tests. In the event that the Representative ascertains that an item of Product is defective, said Representative will advise Seller's authorized personnel and such defect shall be remedied prior to shipment. Rejected lots (or Products) will then be corrected and re-submitted for re-inspection at Seller's expense.

     Buyer may, at its option, implement a sampling inspection with lot rejection in accordance with an appropriate sampling plan and inspection procedure to be accomplished at Seller's facility. If any inspection or test is made on Seller's premises, Seller shall, without additional charge, provide all reasonable facilities and assistance for the safety and convenience of Buyer's inspector subject to the security and safety regulations existing at the facilities.

1.2  ACCEPTANCE TESTS

     Acceptance test procedures for final manufacturing testing and for product acceptance purposes will be mutually agreed upon buy the Buyer and Seller.

1.3  WORKMANSHIP STANDARDS

     All Products shall be in compliance with the Buyer's workmanship standards, IPC-A-610, as a minimum criteria of workmanship.

1.4  QUALITY CONTROL SYSTEM & ISO 9000 COMPLIANCE

     Seller shall maintain the quality control system mutually agreed upon at the Effective Date of this contract and as specified in the Specifications. Seller shall, with every reasonable and timely effort, apply for and/or maintain ISO 9001 registration. Seller is expected to use its reasonable best efforts to attain and maintain acceptable ratings resulting from any future quality system assessments.


                       Paradyne Corporation - PROPRIETARY
                      Use Pursuant to Company Instructions
             Marketing & License Agreement, NetScout Systems, Inc.
                               Amendment Number 1

1.5  SELLER/BUYER CONTINUOUS IMPROVEMENT EFFORTS

     Buyer and Seller mutually agree to develop a continuous improvement plan in an effort to reduce overall costs and improve Quality in both Processes and Products that will mutually benefit both parties in the areas of:

     a. On Time Shipments as measured by requirements set forth in Contract.
     b. Repair Data, including DOAs, Infant mortality and Root Cause Analysis.
     c. Electronic Data Interchange (EDI).
     d. Utilizing freight carriers designated by Buyer in Buyer's Corporate Routing Guide.

1.6  NOTIFICATION OF QUALITY ISSUES

     Buyer is to be notified within 24 hours of catastrophic failures affecting customer safety or equipment performance of Buyer equipment. These failures include, but are not limited to, Product failures which greatly exceed the normal failure rate of Buyer product, or line down conditions at SELLER which may impact the timely shipment or quality of Buyer products. Buyer product produced at SELLER must maintain a demonstrated confirmed DOA defect rate not exceeding SELLER supplied MTBF calculations for Product.

1.7  CORRECTIVE ACTION FOR QUALITY ISSUES

     SELLER is expected to maintain a functioning and documented Quality system to provide timely and effective corrective action(s) regarding quality issues. Upon request from Buyer, SELLER is to determine the root cause of quality defects, ensure that these defects are prevented from shipping to customers, and provide effective corrective action to prevent the recurrence of these, or similar, defects. Buyer reserves the right to stop shipment of Buyer product from SELLER facilities until such actions deemed necessary to corrective the defect have been completed.

1.8  INSPECTION AT DESIGNATED DELIVERY LOCATION

     Within 30 days of the receipt of any Product at its designated delivery location, Buyer may submit such Product to the criteria as set forth in the agreed upon Specifications. Buyer shall be entitled to reject any product that fails to conform to the Purchase Specifications. Notice of any such rejection shall be issued within five (5) business days by Buyer to Seller.

     Upon rejection, Buyer will notify Seller of such rejection and cause for rejection and return the entire shipment or any portion, to Seller. Seller accepts all cost of rejected lost shipping charges back to Seller and Buyer, any insurance costs, all risk of loss [F.O.B. Destination], and for rejected Products. If Seller does not receive such notice of any such rejection from Buyer within thirty [30] calendar days after shipment of Product, such Product shall be deemed accepted by Buyer for purposes of this Section of this agreement. Any Products returned under this Section of the agreement will be shipped by a carrier selected by Seller, or Seller will be liable for freight charges at a rate equivalent to Buyer's documented freight rates. If it is determined that any Products returned by Buyer under this Section of this agreement are conforming to the Specification then (i) Seller shall utilize such Products for Buyer's releases and Buyer shall, notwithstanding anything to the contrary in this Section, pay for the expenses associated with Buyers original return of such Products to Seller under this Section. Notwithstanding the foregoing, damage to Products caused by Buyer's Shipper shall not be considered a nonconformity to the Specification.

1.9  FIRST INSTALL SUPPORT

     Seller will provide, at Buyer's request, at locations selected by Buyer and at no cost to Buyer, technically competent personnel and any necessary spare parts to assist in the identification and resolution of any performance problems which jeopardize the progress of the installations of the Product in the continental United States. Seller will also provide, at Buyer's request, any performance information available which could assist Buyer in an evaluation of Product performance.

                       Paradyne Corporation - PROPRIETARY
                      Use Pursuant to Company Instructions
             Marketing & License Agreement, NetScout Systems, Inc.
                               Amendment Number 1

                                   EXHIBIT F
                               NETSCOUT TRAINING

     The following is a list of available NetScout Training Classes:

     Available through March 31, 1998 from NetScout Training Department:

NETSCOUT MANAGER 5.0 - 3 DAY CLASS. STANDARD TUITION: $[***] PER STUDENT

     This course is intended to provide network administrators and support specialists with the knowledge and skills needed to extract the extensive network monitoring data available through the deployment of NetScout Manager in combination with NetScout RMON and Enterprise RMON probes.

     At the conclusion of the class, participants will be able to:

          Install and configure NetScout probes and NetScout Manager
          Configure report data polling, report templates, and produce reports created from polled data
          Understand how RMON is used in managing and monitoring Ethernet, Fast Ethernet, CDDI, FDDI, Token Ring, WAN and switched networks.

NETSCOUT WEBCAST - 1 DAY CLASS. STANDARD TUITION: $[***] PER STUDENT

     At the conclusion of the class, participants will be able to:

          Install and configure NetScout WebCast Software
          Configure report data, report templates, and product reports created from NetScout SQL database over the Web.

     Starting April 1 Chesapeake will be NetScout's Authorized Training Partner and the above two classes will be combined into

NETSCOUT MANAGER 5.0/WEBCAST TRAINING - 4 DAY CLASS, STANDARD TUITION $[***]

     Starting April 1 NetScout will begin offering a class for partners such as
Paradyne:

NETSCOUT MANAGER FOR PARTNERS - 2 DAY CLASS, STANDARD TUITION $[***]

     This course is intended to provide partner sales, sales engineers and service support specialists with the knowledge and skills needed to extract the extensive network monitoring data available through the deployment of NetScout Manager in combination with NetScout RMON and Enterprise RMON probes.

     At the conclusion of the class, participants will be able to:

          Use NetScout Manager to monitor network problems. The direction of this new class will be to solve problems. It will be workstation independent working more with the functionality of monitoring network segments and trouble shooting problems, less on how to do the basics such as installation and Unix command line actions.

NETSCOUT MANAGER ADVANCED TRAINING - 5 DAY CLASS, STANDARD TUITION $[***] (Starting in May)

     This course is intended to provide partner Technical Assistance Center support specialists and Trainers with the knowledge and skills needed
          to provide first and second level TAC support to customers

                       Paradyne Corporation - PROPRIETARY
                      Use Pursuant to Company Instructions
             Marketing & License Agreement, NetScout Systems, Inc.
                               Amendment Number 1
----------------------
*** Confidential Treatment Requested
          and authorized distributors and to Trainers developing course materials and may be required to answer questions and use NetScout Manager in ways not covered in a basic class.

                       Paradyne Corporation - PROPRIETARY
                      Use Pursuant to Company Instructions
             Marketing & License Agreement, NetScout Systems, Inc.
                               Amendment Number 1

                         MARKETING & LICENSE AGREEMENT

                                 BY AND BETWEEN

                            NETSCOUT SYSTEMS, INC.

                                      AND

                             PARADYNE CORPORATION



                               January 26, 1998

This Marketing & License Agreement ("Agreement") is made this 26th day of January, 1998, by and between NetScout Systems, Inc., a Delaware corporation having its principal place of business at 4 Technology Park, Westford, MA 01886 ("NetScout") and Paradyne Corporation, a Delaware corporation having its principal place of business at 8545 126th Avenue North, PO Box 2826, Largo, FL 34649-2826 ("Paradyne"), (mutually hereinafter referred to as the "Parties").

WHEREAS, NetScout and Paradyne have entered into a memorandum of understanding, dated December 2, 1997 ("MOU"), for the purpose of summarizing the discussion between the Parties concerning the integration and co-marketing of each other's products and technologies; and

WHEREAS, the MOU further sets forth the agreement of the Parties respecting the arrangement, engineering commitments, training, support, licensing and royalties obligations; and

WHEREAS, it is the Parties' intentions to enter into a definitive written agreement no later than thirty (30) days from the date of the MOU, which shall incorporate the terms and conditions governing such activities as set forth in the MOU, and shall further define and establish the respective responsibilities, obligations and rights concerning the transactions associated with such activities and contemplated by the Parties hereunder, and

WHEREAS, it is the Parties intentions to enter into good faith negotiations to complete an amendment to this Agreement incorporating mutually acceptable manufacturing terms within thirty (30) days of the signing of this Agreement.

Now, in consideration of the covenants and premises contained herein, the parties agree as follows:

1   Definitions

    The following words, terms or phrases, where initialized with a capital letter, shall have the meanings indicated in this section.

    1.1 "Affiliate" shall mean an entity that controls, is controlled by or is under common control with Paradyne (with "control" meaning ownership of more than fifty percent (50%) of the voting stock of the entity or, in the case of a non-corporate entity, an equivalent interest).

    1.2 "Business Day" shall mean Monday through Friday, excluding local holidays.

    1.3 "Documentation" shall mean a functional description of the Licensed Product, direction for installation, and use, and any other explanatory material necessary for a user to perform all of the functions of the Licensed Product.

    1.4 "Customer" for the purpose of this Agreement shall mean the person(s) or entity properly licensed to use the Licensed Product."

    1.5 "Licensed Product" shall mean any NetScout software product/NetScout RMON feature set embedded into a Paradyne Hardware product (English and all Foreign Language versions), in object code form, all future Revisions to such Licensed Product, and all Documentation associated with such Licensed Product.

    1.6   "Paradyne" shall include its Affiliates.

    1.7 "Problem" shall mean a demonstrable instance of adverse and incorrect operation of a Licensed Product due to a material non-conformance to the Licensed Product's specification or Documentation.

    1.7   "Resale Product" shall have the meanings as set forth in Exhibit B.


Marketing & License Agreement    Paradyne and NetScout Confidential       page 1
NetScout and Paradyne            Use Pursuant to Company Procedures     01/26/98

     1.8 "Revision" shall mean any correction, modification, maintenance release, update, enhancement, and/or new version of the Licensed Product.

     1.9 "Software" shall mean all computer programs, databases and firmware, (i) embedded in the Products or (ii) sold on a stand-alone basis as Products, and all Documentation and technical specifications associated therewith.

     1.10 "Source Code" shall mean (i) all Software source code which has been provided by NetScout (including from time to time each upgrade, enhancement or other modification), together with, to the extent in existence, (A) any pertinent commentary or explanation that may be necessary to render such Source Code understandable and usable by a trained computer-programming expert, (B) such system documentation, statements of principles of operation and schematics as are necessary or useful for the effective understanding of such Source Code, and (C) all devices, programming or documentation (including compilers, workbenches, tools and higher-level proprietary languages) employed by NetScout for the development, maintenance and implementation of such Source Code.

     1.11 "Tier 1 Support" shall mean the services provided by Paradyne in response to a Customer's initial notification of a suspected Problem.

     1.12 "Tier 2 Support" shall mean the provision of diagnostics provided by Paradyne to determine the severity of the Problem, attempt to reproduce and correct the suspected Problem, or determine that the Problem cannot be reproduced.

     1.13 "Tier 3 Support" shall mean the provision of backup technical and/or engineering services by NetScout the resolve a Problem that has been determined to be, or is highly probable to be, the result of a design or manufacturing defect that cannot be resolved by Paradyne.

2.   THE ARRANGEMENT

     2.1 Paradyne agrees, during the term of the Agreement, to conform to the following:

               2.1.1 to exclusively utilize NetScout's RMON network management Software and related agent Software applications in/with its RMON products during the term of this Agreement; and

               2.1.2 to market and offer for sale to customers the NetScout Manager Plus Software and other NetScout software modules as available, and exclusively recommend for sale to customers head end probes in all FrameSaver FRAUs with RMON technology networks, excepting sales to customers whose RMON technology networks incorporate hardware or software which has been purchased form other source (e.g. through Cisco); and

               2.1.3 not to: (i) directly or indirectly develop RMON-based technologies which are competitive to NetScout, (ii) position the FrameSaver or any other Paradyne product as a probe; (iii) incorporate RMON support in any of their network management platforms; or (iv) manufacture, OEM or acquire third party probe products for the purpose of offering such products to customers as competitive products to NetScout's probes

     2.2 NetScout agrees, during the term of the Agreement, to conform to the following:


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          2.2.1     to reference Paradyne as a strategic partner for DSU's,
                    DSL's and Multiplexers; and

          2.2.2 to provide Paradyne preference when sourcing DSU's or integration of DSU technology into NetScout probe products, provided Paradyne is meeting its obligations under this Agreement and Paradyne's proposal is market competitive and meets NetScout's functional specifications as defined by NetScout's timely delivered Request for Proposal.

3.   LICENSE

     3.1 In accordance with the terms and conditions of this Agreement, Net grants to Paradyne, and Paradyne accepts from NetScout, a worldwide, perpetual, non-exclusive right and license to promote, market, sell, license and distribute the Licensed Product as set out below. The following terms and conditions govern the license granted by NetScout, and NetScout's obligations thereunder.

          3.1.1 NetScout has, upon execution of the MOU, provided Paradyne with the Source Code for the Licensed Product for the limited purpose of enabling Paradyne to port/embed the following groups of RMON into its FrameSaver endpoint devices:

                    3.1.1.1 RMON 1 - Statistics Group; RMON 1 - Alarm Group; RMON 1 - Events Group; RMON 2 TOPN - IP Layer Host Group, RMON 2 - Protocol Director Group; RMON 2 - Protocol Distribution Group; NetScout WAN Enterprise Extensions; and RMON 2 - User History Group.

                    3.1.1.2 Paradyne shall further implement enhancements to its FrameSaver FRAU's to provide mutually agreed to MIB extensions which shall allow NetScouts Manager Software access to Paradyne's patented technology. Such patented technology provides non-disruptive real-time monitoring of frame relay parameters (e.g. latency on a per DLCI basis, dropped packets and mapping of DLCI's to remote end points.).

                    3.1.1.3 Paradyne expressly agrees to treat the Licensed Product Source Code with the same degree of care that Paradyne treats its own confidential source code. Paradyne shall limit access to the Source Code for the Licensed Product to Paradyne employees to the extent that such employees need access to perform their respective duties related to embedding of the Licensed Product in Paradyne's Framesaver endpoint devices.

          3.1.2 Paradyne shall include license terms and conditions substantially similar to those set forth in Exhibit C with each Licensed Product sold.

          3.1.3 Paradyne may use the Licensed Product for support evaluation, maintenance, and other activities connected with service of the Licensed Product including, without limitation, the provision of updates and Revisions to Customers.

          3.1.4 Paradyne may copy and distribute Documentation for the Licensed Product. Paradyne agrees to maintain NetScout's copyright notices or


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                     trademarks on all copies of Documentation that is
                     distributed to Customers.

               3.1.5 Paradyne agrees: (i) not to create or attempt to create by reverse engineering, disassembly, decompilation or otherwise, the source code or internal structure, or organization of the Products, or any part thereof, from any object code or information that may be made available to it, or aid, abet or permit others to do so; and (ii) not to remove any Product identification or notices of any proprietary or copyright restrictions from the Product or any support material, except for one (1) archival copy.

               3.1.6 Paradyne is prohibited from making any modifications, adaptations, enhancements, changes, or derivative works of the Licensed Product unless authorized in writing by NetScout. Notwithstanding the preceding sentence, Paradyne is expressly authorized to perform whatever work is necessary or advisable by NetScout to embed the Licensed Product in Paradyne's FrameSaver products as defined below. To the extent NetScout authorizes the development of derivative works, Paradyne shall thereafter retain title to the derivative work developed by or on behalf of Paradyne, provided that NetScout shall retain title to the underlying work upon which such derivative work is based.

     4    TITLE AND RIGHTS TO THE LICENSED PRODUCT

          4.1 The Licensed Product and Revisions to the Licensed Product are proprietary to NetScout, and NetScout shall retain all right, title and interest in and to the Licensed Product including all rights under applicable patents, copyrights, trademarks and trade secrets, and to any foreign language version of the Licensed Product developed or acquired by NetScout.

          4.2 NetScout represents that it has at the time of execution of this Agreement, and will continue to maintain during the term of this Agreement, the full right and authority to grant this license, and that neither this license nor performance under this Agreement does or shall conflict with any other agreement or obligation to which NetScout is a party or by which it is bound.

          4.3 To the extent necessary to give effect to this Agreement, the licenses granted to Paradyne shall include rights under any applicable patents, copyrights, trademarks and trade secrets belonging to NetScout or which NetScout has acquired or may acquire.

          4.4 Paradyne agrees to include NetScout's copyright notice on all copies of the Licensed Product in substantially the following form: "portions of this software licensed by NetScout Software, Inc., Westford, Massachusetts, Copyright(c) [NetScout(TM)] 19__, All rights reserves."

     5.   ENGINEERING REQUIREMENTS

          5.1 In consideration of Paradyne's purchase obligation as defined below, NetScout agrees to perform the following engineering services:

               5.1.1 to co-develop the revised RMON User History Group for support of Paradyne's standard and enterprise MIB's;


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          5.1.2     to deliver the device code for RMON User History Group
                    capability prior to the alpha availability of the NetScout agent code version 4.5;

          5.1.3 to deliver the updated NetScout Manager Plus Software that supports configuration and graphical display of the RMON User History Group capability prior to the beta availability of the NetScout Manager Software, version 5.5.

          5.1.4 NetScout agrees to negotiate in good faith any engineering changes requested by Paradyne which represent changes in functionality of the Products not currently included in NetScout's specifications and user manuals, and not addressed in NetScout's future development plans may be identified by NetScout under non-disclosure during business reviews. NetScout's decision to incorporate any such engineering changes will be primarily based on Paradyne's projected sales forecast for such functionally modified products and the expense to institute the proposed changes.

     5.2 NetScout further agrees to provide engineering consulting services to Paradyne at a rate of [***] dollars per month ($[***] month) during the porting of the Licensed Product into the Paradyne FrameSaver endpoint devices. The recommended approach for such engineering consulting services shall be for Paradyne to bring their engineering environment to NetScout's facilities to enable Paradyne's engineers to work more closely with NetScout's engineers and resources (e.g. QA, testing labs, etc.).

     5.3 Epidemic Failure. As a result of the limited purchase volumes forecasted during the Initial Term of the Agreement, NetScout shall not establish a definitive position regarding percentages, penalties and/or specific action plans to address "Epidemic" failures which may occur during the term of this Agreement. NetScout agrees, however, in the event that Paradyne or its Customers identify an unreasonably excessive amount of defective, failed or dead on arrival ("DOA") products during any quarterly period, to establish an action plan to effect an immediate remedy to the problem. NetScout further agrees to provide on-site technical support and all necessary parts to repair or replace product known to be affected by such Epidemic, and to use commercially reasonable efforts to ensure that the appropriate quality controls and other measures are taken so that all product of similar type supplied subsequent to the date of such an Epidemic shall be free from the problems which caused the Epidemic.

6.   TECHNICAL SUPPORT

      6.1 NetScout agrees to provide Tier 3 Support via a telephone support service as set forth in Exhibit D. The telephone support service will be delivered by a NetScout support person during NetScout's normal working hours (8 am - 6 pm, EST.), and a best effort paging service after hours, on weekends and holidays. Paradyne shall pay a fee of [***] ($[***]) annually, billed quarterly, for the first year of Tier 1 and 2 Support; fees for years 2 and 3 and any subsequent extensions of the Agreement shall be mutually determined thirty (30) days prior to the expiration of the then current year. Fee considerations shall include a range of [***] percent ([***]%) of install base dollar and escalation call volumes.


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     6.2  NetScout will provide Paradyne with updates and Revisions to Licensed
          Product at the time NetScout makes such updates and Revisions for beta to enable Paradyne to meet its Customer support requirements.

     6.3 Thirty (30) days prior to the date of public distribution of a Revision, NetScout will, if applicable, provide the source code of such Revision to Paradyne to enable Paradyne to port/embed the Revision to the FrameSaver endpoint devices. NetScout will make best efforts to provide written notification to Paradyne at least forty-five (45) days prior to any new release or new version of the Licensed Product, or any change in the Licensed Product that would materially affect its performance in the FrameSaver endpoint devices.

     6.4  NetScout will support and maintain the most current version and one
          (1) version immediately preceding the then most current version of the Licensed Product as modified to run in the FrameSaver end point devices. Such support and maintenance will be provided for the term of this Agreement. In the event NetScout discontinues manufacture and license of the Licensed Product, NetScout agrees to continue support and maintenance services for a period of one (1) year from such discontinuance.

7    TRAINING

     7.1 NetScout agrees to provide initial Product training for a mutually determined numbers of Paradyne employees at NetScout's Westford, MA location. The initial training shall be provided at no charge, excluding payment of travel and lodging of Paradyne's employees. NetScout further agrees to provide no charge training (excluding payment of travel and lodging of Paradyne's employees) for up to ten
          (10) Paradyne employees prior to each major Software release. Additional students may be added to the Software release training classes at NetScout's published rates. Any other training required beyond the initial and major release training will be performed at NetScout's published rates. It is recommended that "train the trainer" personnel participate in the initial and/or major release training to support an efficient and cost effective training roll-out.

8    SALES DEMONSTRATION PRODUCTS

     8.1 Paradyne shall procure, at the applicable hardware resale discounts, a mutually determined number of hardware Products to be used for sales, Customer demonstration and Beta Test purposes.

     8.2 Paradyne shall procure, at a cost of [ *** ] dollars ($[ *** ]) per copy, a mutually determined number of NetScout Manager Plus Software packages to be used for sales demonstrations. Paradyne will keep such demonstration Software current by procuring additional Software for each Major release developed by NetScout. NetScout shall issue a permanent license for each demonstration Software product purchased. Paradyne shall be responsible for maintaining the licenses (serial tracking and platform designations), and shall identify the serial number and product platform (e.g. Unix or NT) when ordering upgrades for the Software product.
     8.3 Paradyne shall procure, at a cost of [***] dollars ($[*** ]) per copy, a mutually determined number of NetScout Manager Plus Software packages to be used for Customer evaluations. Paradyne will keep such evaluation Software


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               current by procuring additional Software for each Major release developed by NetScout. NetScout shall issue a limited ninety
               (90) license for such Software product purchased. Such license may only be extended by express written approval by NetScout.

          8.4 The fee paid by Paradyne for demonstration and evaluation Software products shall cover the cost of the CD, Documentation, order processing and administration. Software product orders shall comply with the purchase order process defined hereinbelow.

     9    MARKETING

          9.1 NetScout will assist Paradyne, as necessary, to develop marketing materials to promote the sale of the FrameSaver end point devices that contain the Licensed Product.

          9.2 Paradyne agrees to allocate sufficient funding to complete twelve (12) seminars per year and to institute direct mail programs.

          9.3 NetScout grants Paradyne the right and license to use NetScout's name and trademarks in connection with the marketing and sale of the FrameSaver products, the Licensed Product, and Resale Products (NetScout Manager Plus and NetScout probes).

     10   DOCUMENTATION

          10.1 NetScout will provide sufficient copies of its Documentation, including any applicable copies in electronic form, to enable Paradyne to incorporate printed copies of the end user Documentation with each FrameSaver product shipment. The Documentation may be distributed either as a standalone manual or in conjunction with Paradyne's standard documentation, provided, however, that NetScout's proprietary markings remain in place and are clearly marked. NetScout retains all underlying rights and ownership to any pre-existing Documentation that may be utilized by Paradyne to create end user marketing, sales and technical documentation for the FrameSaver products.

          10.2 NetScout grants Paradyne the right to copy NetScout's Documentation to distribute internally to its sales and engineering organization, and externally to Customers either in promotion of the products or in conjunction with the delivery of the FrameSaver products.

          10.3 Any portion of NetScout documentation used in Paradyne documentation may be promoted in manners consistent with current tools available (e.g. the Paradyne Web page). Paradyne, however, may not incorporate NetScout's entire manual(s) onto its Web page.

     11   ROYALTY FEES AND PAYMENT
          11.1 Paradyne agrees to pay NetScout, net thirty (n/30) days after the close of each quarter, a royalty, as defined in Exhibit A, for each FrameSaver product (56k and T1 versions) sold with embedded Licensed Product, during the previous quarter for the term of this Agreement, any extensions to this Agreement, and any resulting survival periods. Notwithstanding the preceding sentence, in the event Paradyne elects to price the RMON feature set separately, the NetScout royalty shall be [***] percent ([***]%) of the separate list price for the RMON

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          feature or [***] as listed for each version of embedded RMON listed in
          Exhibit A.
    11.2 Payment of service support fees as described in Section 6.1 hereinabove shall be due net thirty (n/30) days after the close of each quarter.

    11.3 Any payments made to NetScout, whether as royalties for the Licensed Product sales or for Resale Product purchases, shall be made without deduction for any sales use, value-added or other taxes, duties or levies, except that Paradyne shall have the right to withhold from payments to NetScout any taxes that Paradyne is required to withhold under applicable law. Paradyne shall provide NetScout with a certificate form the applicable tax authorities or other evidence reasonably required by NetScout to evidence such tax withholding status.

    11.4 Paradyne agrees to provide audit reports to NetScout on a quarterly basis indicating the number of Licensed Products sold during the previous quarter to assist the Parties in their quarterly royalty reconciliation.

    11.5 The Parties agree to meet twice annually to review royalty pricing in light of competitive pressures. Royalty pricing shall be adjusted, accordingly, to respond to competitive pricing pressures.

12  NETSCOUT RESALE PRODUCTS TERMS AND CONDITIONS

    12.1 Paradyne Purchase Obligation. During the first twelve (12) months following availability of the FrameSaver FRAU's incorporating the Licensed Product Paradyne agrees to purchase [***] dollars ($[***]) of NetScout products of which [***] dollars ($[***]) shall be Resale Products.
    12.2 Pricing & Discounts. In consideration of Paradyne's purchase obligation as set forth in 11.1 above, NetScout extends to Paradyne the right and license to resell NetScout's probes, management and diagnostic applications (the "Resale Products"), set forth in Exhibit B; and, grants Paradyne, for the initial term of this Agreement, a purchase discount equal to [***] percent ([***]%) and [***] percent ([***]%) off of NetScout's then current list price for NetScout Manager Software and probes, respectively.
          Thirty (30) days prior to the end of the initial term and any subsequent term of this Agreement, the Parties agree to meet to review purchase volumes and determine the appropriate Resale Products' discount level for the next term of the Agreement.

    12.3 Purchase Orders. Resale Product orders may be initially made via telephone or facsimile, provided Paradyne follows the orders with hard copy purchase orders ("PO's") within a reasonable period of time thereafter. PO's shall include the following details: Paradyne's part number for NetScout's products, description, quantity, delivery date(s) and PO dollar total.

    12.4 Order Acceptance & Lead-time. NetScout will accept orders and confirm delivery schedules within twenty-four (24) hours from receipt of Paradyne's order placement. NetScout's normal lead-time for NetScout products is twenty-one (21) days from order placement. NetScout, however, will make the best efforts to meet, as necessary, Paradyne's priority requirements.


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     12.5 Cancellation/Reschedule. Paradyne reserves the right to cancel PO's or parts of PO's, without penalty, provided the requested cancellation is made more than ten (10) days from the scheduled delivery of the products. Any cancellation requests made inside the eleven (11) day window shall be subject to [***] percent ([***]%) cancellation fee. Paradyne also reserves the right to reschedule PO's or parts of PO's at any time prior to the scheduled delivery date provided the requested delivery date does not extend beyond sixty (60) days from the originally scheduled delivery date.

     12.6 Price Changes. NetScout reserves the right to add/delete products from the attached price list, and further reserves the right to modify pricing, as required, at any time during the term of this Agreement. NetScout shall make best efforts to notify Paradyne at least thirty
          (30) days prior to any price changes. In the event of a price increase for Resale Products after order acceptance by NetScout, the applicable price shall be the price in effect at the time the order was accepted by NetScout provided the order is scheduled to ship within sixty (60 days from the date of order placement. In the event of a price decrease in the price of the Resale Products, NetScout shall, on the effective date of the decrease in price(s), automatically adjust any unshipped orders for all affected Resale Products to reflect the lower pricing. In the event of a price increase, NetScout will provide price protection (e.g. offer products at the lower pricing) for: (i) any orders placed prior to the price increase and scheduled to ship within sixty (60) days from the date of the price increase, and (ii) any new orders placed within sixty (60) days after the price increase.

     12.7 Limited Resale Product Warranty. NetScout warrants the Resale Products for a period of ninety (90) days from a Customer's acceptance that the Resale Products will be free from defects in material and workmanship. NetScout shall repair or replace, at no charge, any Resale Products returned to NetScout during the warranty period. This is NetScout's sole remedy to Paradyne and/or End Users under this Agreement for warranty claims.

          NETSCOUT HEREBY DISCLAIMS ANY IMPLIED WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE WARRANTIES MADE IN THIS PARAGRAPH ARE MADE IN LIEU OF ALL OTHER EXPRESS WARRANTIES, WHETHER ORAL OR WRITTEN.

     12.8 Payment. Payment for the Resale Products shall be due net thirty (n/30) days from the date of receipt by Paradyne. Any payments made to NetScout for Resale Product purchases shall be made without deduction for any sales, use, value-added or other taxes, duties or levies, except that Paradyne shall have the right to withhold from payments to NetScout any taxes that Paradyne is required to withhold under applicable law. Paradyne shall provide NetScout with a certificate from the applicable tax authorities or other evidence reasonably required by NetScout to evidence such tax payment.

     12.9 Title & Risk of Loss. All orders shall be shipped FOB, Westford, MA. Title and risk of loss shall immediately pass upon delivery to the respective carrier.

    12.10 Point of Sale Reporting. Paradyne agrees to provide to NetScout, within thirty (30) business days of the close of each calendar quarter, Point of Sale (POS)

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               reports identifying the quantity and dollar value, and zip code/country code, for the Resale Products sold by Paradyne in the previous calendar quarter.

     12.11 Service and Support. Paradyne shall be obligated to provide customer service and support for Resale Products during the applicable warranty period, with backup support from NetScout as necessary. NetScout shall be responsible for providing customer service and support for out of warranty Resale Products, provided such Resale Products carry maintenance agreements. Escalation guidelines and post warranty service charges are incorporated in Exhibit D.

13   CONFIDENTIAL INFORMATION

     All confidential information exchanged by the Parties during the term of this Agreement shall be treated pursuant to a certain Non-Disclosure Agreement, effective December 3, 1997, and incorporated herein by reference.

14   LICENSED PRODUCT LIMITED WARRANTY AND DISCLAIMER OF LIABILITY

     14.1 NetScout has no control over the conditions under which Paradyne and Customers use the Licensed Product, and does not/cannot warrant the results obtained by such use.

     14.2 NetScout warrants that no security measures have been incorporated in the Licensed Product which would impair its use and operation except such measures as are disclosed to Paradyne in writing and approved by Paradyne in writing.

     14.3 In addition to warranting that it has the right to grant the licenses contained in this Agreement, NetScout warrants under the terms and conditions of the End User license agreement, attached hereto as Exhibit C, that the magnetic media on which the Licensed Product resides shall be free from defects in material and workmanship under normal usage. NetScout further warrants that the Licensed Product will perform substantially in accordance with the current written functional specifications and documentation. The warranties contained in this paragraph are made for a period of ninety (90) days from the date that the Licensed Product is delivered to the Customer.

     14.4 NetScout warrants that it has the right and is duly authorized to enter into this Agreement and has sufficient rights, title and interest in and to the Licensed Product and related Documentation to grant the licenses and shall not make commitments to others inconsistent herewith.

     14.5 NetScout does not warrant that the functions contained in the Licensed Product will meet the requirements of Paradyne or the Customer, or that the operation of the Licensed Product will be uninterrupted or error free. The warranty shall not cover any copy of the Licensed Product that has been altered or changed in any way by Paradyne, excepting changes authorized by NetScout pursuant to Section 3.1.6 hereinabove, or by the Customer. NetScout further shall not be responsible for problems caused by changes in or modifications to the operating characteristics of any computer hardware or operating system on which the Licensed Product was intended to be used, nor will NetScout be responsible for problems which occur as a result of the use of the Licensed Product in conjunction with hardware which is incompatible with the operating system for which the Licensed Product was designed for and/or intended to be used with.


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     14.6      THE FOREGOING LICENSED PRODUCT WARRANTIES OF NETSCOUT ARE IN LIEU
               OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     14.7 The above warranties shall survive any delivery, acceptance, payment, termination or expiration of this Agreement or any PO's provided hereunder, and shall run to Paradyne, its successors, assigns, Customers and users of the Licensed Product.

15.  ENGINEERING CHANGES

     15.1 NetScout may, without prior approval from or prior notice to Paradyne, make changes to the Licensed Products (i) which do not adversely affect interchangeability with previously shipped Product or (ii) when required for safety, regulator, or legal purposes.

     15.2 NetScout will notify Paradyne forty-five (45) day in advance of scheduled shipment of any changes to the NetScout software product/NetScout RMON feature set embedded into a Paradyne hardware product ("Embedded Products") which adversely affect interchangeability with previously shipped Embedded Products. NetScout further agrees to provide, with its forty-five (45) day advanced notification, upgrade recommendations that will reconcile any interchangeability problems which may result form the proposed changes.

16.  NEW PRODUCT DEVELOPED BY SELLER

     16.1 If NetScout develops a new product that NetScout believes will benefit both parties, NetScout shall notify Paradyne in writing at least sixty (60) days prior to the time of the initial public announcement of such new product, unless other terms are mutually agreed upon, in advance and in writing, by the paries. At the time of such written notice, NetScout shall also provide to Paradyne a beta product along with any available specifications, description, and technical data to enable Paradyne to perform an engineering evaluation of the new product.

17.  PRODUCT DISCONTINUANCE

     17.l NetScout agrees to notify Paradyne at least twelve (12) months prior to the discontinuance of any Resale Product listed in Exhibit B of this Agreement. Paradyne shall be granted a right to make a last time buy of the discontinued Resale Product during the notice period, and shall receive technical support of the Resale Product and all replacement Resale Products throughout the term of this Agreement, and for a period of five (5) years after the Agreement expires.

18.  EXTENSION OF MANUFACTURING RIGHTS

     18.1 A perpetual license to continue embedding the Licensed Products during the manufacture of the Paradyne products listed in Exhibit A, shall be granted to Paradyne under the following conditions:

     18.2 Discontinuance of the Licensed Products defined in Exhibit A, provided no functionally equivalent substituted is made available at or below the specified price.

     18.3 A new Licensed Product replaces or obsoletes existing Licensed Product and the


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
          new Licensed Product fails to meet the specifications defined herein this Agreement.

     18.4 NetScout becomes insolvent. Paradyne will have the right to withdraw the Manufacturing Information contained in the escrow account in preparation for manufacturing the Products. However, such rights will not become effective until such time as NetScout dissolves or ceases to do business.

     18.5 Material Breach of this Agreement by NetScout that is not cured within the time period as specified in Section 21, Termination.

     18.6 Such perpetual license will be subject to the royalties set forth in Exhibit A.

     18.7 Notwithstanding the foregoing, the obligations of NetScout under this Section are conditional upon Paradyne's ability to secure such manufacturing usage licenses or other proprietary rights of third parties, if any, as may be required to manufacture such Product. NetScout agrees to provide reasonable assistance to Paradyne to secure such rights.

19.  LIMITATION OF REMEDIES

     19.1 Except as set forth in the Indemnity section below, NetScout's entire liability and Paradyne's exclusive remedy for breach of
          Section 14 shall be the replacement by NetScout of any Licensed Product which fails to meet NetScout's Limited Warranty defined in such section. Neither party shall have any liability for special, incidental or consequential damages, including lost profits, arising out of this Agreement or with respect to the installation, use operation or support of the Licensed Product and Resale Products, even if such party has been apprised of the possibility of such damages.

     19.2 Except as set forth in the Indemnity section below, either party's total liability arising from breach of warranty, breach of contract, negligence, strict liability or tort, or any other legal theory shall in no way exceed the greater of (i) the sum total of license fees paid and Resale Products purchased by Paradyne, and (ii) ____________ dollars ($_________). This limitation of liability shall not apply to personal injury or direct damage resulting from claims of gross negligence or willful misconduct, provided the injured party asserts a right to recover those direct damages from the other Party.

20.  INDEMNIFICATION

     20.1 NetScout shall defend, hold harmless and indemnify Paradyne and its Customers from and against any claim that NetScout's Licensed Product, Resale Products and Documentation (collectively the "Materials") supplied or licensed hereunder infringe any patent, copyright, trade secret, trademark or other intellectual property rights of a third party, and NetScout will pay the costs and damages related thereto, including, without limitation, reasonable attorneys' fees, provided that: (a) Paradyne promptly notifies NetScout in writing of the claim; and (b) NetScout has sole control of the defense and all related settlement negotiations.

     20.2 The obligation of NetScout under paragraph 1 of this Section 20 is conditioned on Paradyne's agreement that if the Materials or the operation thereof, become, or in the opinion of NetScout, are likely to become, the subject of such a claim, that Paradyne will permit NetScout, at the sole option and expense of NetScout, either

Marketing & License Agreement    Paradyne and NetScout Confidential      page 12
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

          to procure the right for Paradyne to continue marketing and distributing the Materials or to replace or modify them so that they become non-infringing, provided that such replacement or modification does not materially degrade the performance or functionality of the Materials NetScout shall have no liability for any claim based upon the combination or use of any of the Materials supplied hereunder with equipment, data or programming not supplied by NetScout, or based upon alteration or modification of NetScout's Material by Paradyne, provided the liability would not arise absent the combination, alteration or modification.

    20.3 The foregoing states the entire obligation of NetScout to Paradyne with respect to infringement of patents, copyrights and trade secrets, trademarks or other intellectual property rights.

21  TERMS AND TERMINATION

    21.1 Term. The initial term of this Agreement shall be three (3) years from the date set forth in the first sentence of this Agreement. Thereafter, this Agreement shall automatically be renewed for additional one (1) year terms, unless terminated by either party upon ninety (90) days advance written notice to the other party.

    21.2 If either party ceases doing business as a going concern, becomes insolvent, suffers or permits the appointment of a receiver for its business or assets or shall avail itself of, or become subject to, any proceeding under the Federal Bankruptcy Code of 1978, (as amended), or any statute of any state relating to insolvency or the protection of rights of creditors, then (at the option and upon noticed from the other party) this Agreement shall terminate and be of no further force and effect.

    21.4 In the event either party defaults any obligations in this Agreement, the other party shall give written notice of such default, and, if the party in default fails to cure within sixty (60) days of the notice, the other party shall have the right to terminate. NetScout's right to terminate, however, shall be immediate in the event of breach by Paradyne of Section 2.1.3 hereinabove.

    21.5 Upon termination of this Agreement, regardless of the reason, the rights and licenses granted to Paradyne under this Agreement shall be immediately revoked. Within ten (10) days after termination, Paradyne shall return to NetScout or destroy, at NetScout's discretion, the Source Code for the Licensed Product and all copies thereof, except those copies necessary for continued maintenance and support as set forth in Section 3.1.3 hereunder. Any such destruction shall require certification in writing that the Source Code and any copies thereof have been destroyed. TERMINATION SHALL NOT RELIEVE PARADYNE OR NETSCOUT OF ITS OBLIGATIONS REGARDING THE CONFIDENTIALITY IN ANY LICENSED PRODUCT(S).

    21.6 Without limiting any of the provisions contained in the preceding paragraphs of this section, in the event of termination as a result of Paradyne's failure to comply with any of its obligations under this Agreement, Paradyne shall continue to be obligated for any payments due as of the date of termination. Termination of Paradyne's license rights shall be in addition to an not in lieu of any equitable remedies available to NetScout.

    21.7 All notices of termination will be in writing and delivered pursuant to Section

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

            23.7 All notices shall be mailed to the name and address listed below in the Notices section.

     21.8 Rights and Obligations after Termination. Excepting any rights provided hereinabove, the Parties mutually agree to return to each other, no later than thirty (30) days after termination of this Agreement, any Confidential Information which has been provided.

22   ARBITRATION

     22.1 Any controversy or claim, whether based on contract, tort, or other legal theory (including, but not limited to, any claim of fraud or misrepresentation), arising out of or related to this Agreement shall be resolved by arbitration pursuant to this Paragraph and the then current rules and supervision of the American Arbitration Association. The duty to arbitrate shall extend to any officer, employee, agent, or subsidiary making or defending any claim which would otherwise be arbitrable hereunder. The arbitration shall be held in the headquarters city of the party not initiating the claim before a single arbitrator who is knowledgeable in business information and electronic data processing systems. The arbitrator's decision and award shall be final and binding and may be entered in any court having jurisdiction thereof. The arbitrator shall not have the power to award punitive or exemplary damages. Issues of arbitrability shall be determined in accordance with the federal substantive and procedural laws relating to arbitration; all other aspects shall be interpreted in accordance with the laws of the State of New York. Each party shall bear its own attorney's fees associated with the arbitration and other costs and expenses of the arbitration shall be borne as provided by the rules of the American Arbitration Association. If court proceedings to stay litigation or compel arbitration are necessary, the party who unsuccessfully opposes such proceedings shall pay all associated costs, expenses and attorney's fees which are reasonably incurred by the other party. If any portion of this Paragraph is held to be unenforceable, it shall be served and shall not affect either the duty to arbitrate hereunder or any other part of this Paragraph.

23.  GENERAL

     23.1 Governing Law. This Agreement and any PO's issued hereunder shall be governed by and interpreted in accordance with the laws of New York.

     23.2 Compliance with Laws. All materials and products supplied and work performed under this Agreement shall comply with all applicable United States and foreign laws and regulations. Either party's failure to comply with any of the requirements of this Section may result in a material breach of this Agreement.

     23.3 Assignment: Either party shall have the right to assign this Agreement and to assign its rights and delegate its duties under this Agreement either in whole or in part at any time upon written notice to the non-assigning party and without the non-assigning party's consent.

            Upon an assignment by either party and with thirty days prior written notice the non-assigning party may terminate the Agreement in the event that the assignee, in the non-assigning party's reasonable opinion, is a competitor of the non-assigning party or is of questionable financial stability and/or soundness.


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
           An assignment pursuant to this section shall neither affect nor diminish any rights or duties that either party may then or thereafter have as to Products, Licensed Materials or Services delivered prior to the effective date of this assignment. Upon the assumption of the duties under this Agreement by the assignee, the assigning party shall be released and discharged, to the extent of the assignment, from all further duties under this Agreement as to Products, Licensed Materials or Services not delivered by the assigning party by the effective date of the assignment.


     23.4 Modification/Binding Effect. This Agreement shall not be valid until signed and accepted by an authorized representative of each Party, and no Party shall be bound by any change, alteration, amendment, modification, termination or attempted waiver of any of the provisions hereof unless in writing and signed by an authorized representative of the Party against whom it is sought to be enforced. This Agreement shall be binding on and inure to the benefit of the Parties hereto and their prospective successors, legal representatives and permitted assigns.

     23.5  Nonwaiver.

           23.5.1 All rights and remedies conferred by this Agreement, by any other instrument, or by law are cumulative and may be exercised singularly or concurrently. If any provision of this Agreement is held invalid by any law or regulation of any government or by any court, such invalidity shall not affect the enforceability of any other provisions hereof.

           23.5.2 No forbearance, delay or indulgence by either party in enforcing the provisions of this Agreement shall prejudice or restrict the rights of that party nor shall any waiver of its rights operate as a waiver of any subsequent breach and no right, power or remedy herein conferred upon or reserved for either party is exclusive of any other right, power or remedy available to the Party and each such right, power or remedy shall be cumulative.

           23.5.3 Either Party may seek injunction preliminary or other equitable relief to remedy any actual or threatened dispute.

     23.6 Independent Contractor. The relationship between the Parties is that of independent contractors, and under no circumstances shall any of the employees of one party be deemed to be employees of the other party for any purpose. Except as specifically provided herein, this Agreement shall not be construed (a) as authority for either party to act for the other in an agency or any other capacity, or to make commitments of any kind for the account of or on behalf of the other or (b) to imply that Paradyne is an agent of NetScout as defined by applicable law.

     23.7  Notices.

           Any legal notices ("Legal Notices") given under this Agreement shall be written and shall be sent by registered or certified mail, postage prepaid, return receipt requested, overnight courier services with signature verification, personal delivery, or facsimile if followed up with original document via any one of the aforementioned delivery modes. Legal Notices shall be defined as any written correspondence made by either party to amend or modify this Agreement, provide


Marketing & License Agreement    Paradyne and NetScout Confidential     page 15
NetScout and Paradyne            Use Pursuant to Company Procedures     01/26/98
          notice of cure in the event of breach, provide notice of termination/expiration, or to initiate legal proceedings, as provided for by law, in the event of a contract dispute or tortious action resulting from the negligence of either party in performing its obligations hereunder. All Legal Notices shall be effective when first received at the following addresses listed below:

          If to NetScout:                        If to Paradyne:

          NetScout Systems, Inc.                 Paradyne Corporation
          4 Technology Park                      8545 126th Avenue North
          Westford, MA 01886                     PO Box 2826,
                                                 Largo, FL 34649-2826

          Attention: Charles Tillett             Attention: Manager of Corporate
                                                            Contracts

          with copies to: Nathan Kalowski        with copies to: Director of
                          and Eileen Haggerty                    Frame Relay
                                                                 Products

     23.8 The Parties mutually agree that technical notices, sales, marketing and business information shall not be considered Legal Notices, and shall not follow the formal notice processes defined above, and may be delivered to/from each other's office locations by personal delivery, mail or express carrier, electronic means, or facsimile.

     23.9 Force Majeure. Neither party will be liable for delay in performing its obligations or for any failure to perform its obligations hereunder, if the delay results from circumstances beyond the reasonable control of the Party including, but not limited to, force majeure, Act of God, refusal of license, law, ordinance, policy, regulation, decree, order, judgment or governmental act, utility curtailments, power failures, fire, flood, bad weather, explosion, accident, civil commotion, war or act of war, industrial dispute, or impossibility of commercial impracticability of obtaining materials or services or providing service due to any of the above circumstances.

    23.10 Headings Identification. The headings appearing at the beginning of the sections contained in this Agreement have been inserted for identification and reference purposes only, and shall not be used in the construction and interpretation of this Agreement.

    23.11 Entire Agreement/Order of Precedence. Each party acknowledges that it has read this Agreement, understands it, and agrees to be bound by its terms, and further agrees that this is the complete and entire understanding between the Parties on this subject matter and supersedes all prior agreements, proposals, representations, statements, or understandings between them on this subject. The provisions of this Agreement may be amended or waived only by a writing executed by the authorized representatives of the Parties hereto. In case of conflict of terms between the terms and conditions of a PO or an invoice and the terms and conditions of this Agreement, the terms and conditions of this Agreement shall prevail.

    23.12 Survival. All sections, which by their nature should survive the expiration or

Marketing & License Agreement     Paradyne and NetScout Confidential     page 16
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
          termination of this Agreement, shall survive, including, without limitation, Sections 4.2, 4.4, 5, 12, 13, 17, 18, 19, 20, 21 and 23

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement.

NETSCOUT SYSTEMS, INC.                         PARADYNE CORPORATION
/s/ Nathan Kalowski                            /s/ Pat Murphy
----------------------------                   --------------------------------
Signature                                      Signature

Nathan Kalowski                                Pat Murphy
----------------------------                   --------------------------------
Name                                           Name

VP, Business Development                       S.V.P. & CFO
----------------------------                   --------------------------------
Title                                          Title

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

                                   EXHIBIT A
                            PRODUCT ROYALTY SCHEDULE

                             T1          56k
Product                    Royalty     Royalty        Description
----------------------------------------------------------------------------------------
FrameSaver 9620/9120        $[***]       $[***]       Existing Products.
                                                      Contains no NetScout Intellectual
                                                      Property.

FrameSaver 962x/912x        $[***]       $[***]       Contains NetScout mini-RMON1,
w/RMON                                                mini-RMON2, IP Top Talkers, and
                                                      User History Group Intellectual
                                                      Property

FrameSaver 9621/912x        $[***]       $[***]       Contains NetScout mini-RMON1
w/RMON buckets                                        and User History Group Intellectual
                                                      Property.

All other Paradyne DSU's    $[***]       $[***]       Existing products. Contains no
                                                      NetScout Intellectual Property.


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                                   EXHIBIT B
                            RESALE PRODUCTS LISTING

NetScout Price List
-------------------------------------------------------------------------------

Model          Description                                              Price($)
-----          -----------                                              --------
LAN PROBES

Ethernet
--------
6010/8         Ethernet Probe (8 Meg)
6010/16        Ethernet Probe (16 Meg)
6010E2/16      Dual-Interface Ethernet Probe (16 Meg)

Multi-port Ethernet
-------------------
7301ET/32      Four Port Ethernet Probe (32 Meg)
7302ET/64      Eight Port Ethernet Probe (64 Meg)
7303ET/64      Twelve Port Ethernet Probe (64 Meg)

Fast Ethernet
-------------
7201ET/32      Half Duplex 100BaseTX/Ethernet (32 Meg)
7211ET/32      Full Duplex 100BaseTX/Ethernet (32 Meg)
7221ET/32      Dual-Interface Half Duplex 100BaseTX/Ethernet (32 Meg)

Note: Full Duplex 100BaseTX probes include FDX-TX Tap Kit

7203ET/32      Half Duplex 100BaseFX/Ethernet (32 Meg)
7213ET/32      Full Duplex 100BaseFX/Ethernet (32 Meg)
7223ET/32      Dual-Interface Half Duplex 100BaseFX/Ethernet (32 Meg)

Note: Full Duplex 100BaseFX probes include FDX-FX Tap Kit

Token Ring
----------
6020/8         Token Ring Probe (8 Meg)
6020/16        Token Ring Probe (16 Meg)
6020T2/16      Dual-Interface Token Ring Probe (16 Meg)

Ethernet/Token Ring
-------------------
6030/16        Ethernet/Token Ring Probe (16 Meg)


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
                                   EXHIBIT B
                            RESALE PRODUCTS LISTING

NetScout Price List
--------------------------------------------------------------------------------

MODEL          DESCRIPTION                                              PRICE($)
-----          -----------                                              --------
WAN PROBES
----------

T1/E1 WAN
---------
6050/8         T1/E1 WAN/Ethernet Probe (8 Meg)                          [***]
6050/16        T1/E1 WAN/Ethernet Probe (16 Meg)                         [***]

6070/8         T1/E1 WAN/Token Ring Probe (8 Meg)                        [***]
6070/16        T1/E1 WAN/Token Ring Probe (16 Meg)                       [***]

     Note: T1/E1 WAN probes include a T1/E1 Tap Kit.
     Please specify the cable interface. (V.35,X.21 single clock, X.21 dual clock, RS422/RS449, EIA530, RS232) Default is V.35

T3/E3 WAN
---------
7401ET/32      T3/E3 WAN (HSSI)/Ethernet Probe (32 Meg)                  [***]
7401TR/32      T3/E3 WAN (HSSI)/Token Ring Probe (32 Meg)                [***]

     Note: T3/E3 WAN probes include a T3/E3 Tap Kit. (HSSI interface)

Multi-port Sub-rate WAN
-----------------------
7502ET/32      Two Port Sub-rate WAN/Ethernet Probe (32 Meg)             [***]
7502TR/32      Two Port Sub-rate WAN/Token Ring Probe (32 Meg)           [***]

7504ET/32      Four Port Sub-rate WAN/Ethernet Probe (32 Meg)            [***]
7504TR/32      Four Port Sub-rate WAN/Token Ring Probe (32 Meg)          [***]

     Note: Multi-port WAN probes include T1/E1 Tap Kits.
     Please specify the cable interface. (V.35, X.21 single clock, X.21 dual clock, RS422/RS449, EIA530, RS232) Default is V.35


FDDI/CDDI PROBES
----------------

CDDI (SAS)
----------
7101ET/32      CDDI/Ethernet Probe - Single Attached (32 Meg)            [***]
7101TR/32      CDDI/Token Ring Probe - Single Attached (32 Meg)          [***]

FDDI (SAS)
----------
7102ET/32      FDDI/Ethernet Probe - Single Attached (32 Meg)            [***]
7102TR/32      FDDI/Token Ring Probe - Single Attached (32 Meg)          [***]

FDDI (DAS)
----------
7103ET/32      FDDI/Ethernet Probe - Dual Attached (32 Meg)              [***]
7103TR/32      FDDI/Token Ring Probe - Dual Attached (32 Meg)            [***]

ATM (OC3)
---------

8100ET/32      ATM (OC3)/Ethernet Probe (32 Meg)                         [***]



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
                                   EXHIBIT B
                            RESALE PRODUCTS LISTING

NETSCOUT PRICE LIST
----------------------------------------------------------------------------------------------------------------
     Model          Description                                                                        Price ($)
     -----          -----------                                                                        ---------
SOFTWARE

NetScout Manager Plus
9115                NetScout Manger Plus of Unix (SUN, HP-UX, AIX)                                       [***]
9125                NetScout Manger Plus for Windows (95 & NT)                                           [***]

                    (Note: NetScout Manager Plus provides integrated tools for monitoring LANs, WANs,
                    Frame Relay links and Switched networks)

Upgrade NetScout Manager to NetScout Manager Plus
9116                Upgrade NSM for Unix to NSM Plus for Unix (Password Upgrade)                         [***]
9126                Upgrade NSM for Windows NT to NSM Plus for Windows NT                                [***]
                    (Password Upgrade)

Expert Visualizer
9130                Expert Visualizer for Unix (SUN, HP-UX, AIX)                                         [***]

NetScout Server
9135                NetScout Server for Unix (SUN, HP-UX, AIX)                                           [***]
9140                NetScout Server for WindowsNT                                                        [***]

NetScout WebCast
9145                NetScout WebCast for Unix (SUN, HP-UX, AIX)                                          [***]
9150                NetScout WebCast for WindowsNT                                                       [***]

RMON2 Software Agent
5100                NetScout Agent for WindowsNT                                                         [***]


PROBE FIRMWARE OPTIONS

Resource Monitor
NRM                 Resource Monitor Option                                                              [***]

Proxy RMON Monitor
PRM                 Proxy RMON Monitor Option                                                            [***]

                    Note: Supported on Models 6010 and 6010E2 only.

Netflow Monitor
NFM                 Netflow Monitor Option                                                               [***]


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--------------------------------------------------------------------------------

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                                   EXHIBIT B

                            RESALE PRODUCTS LISTING

NETSCOUT PRICE LIST
-------------------------------------------------------------------------------
Model          Description                                             Price($)
-----          -----------                                             --------
UPGRADE OPTIONS FOR INSTALLED PROBES
------------------------------------

Memory Upgrade Options for 6000 Series
--------------------------------------
6002M16        Memory Upgrade - 2 Meg to 16 Meg                          [***]
6004M16        Memory Upgrade - 4 Meg to 16 Meg                          [***]
6008M16        Memory Upgrade - 8 Meg to 16 Meg                          [***]
6016M32        Memory Upgrade - 16 Meg to 32 Meg                         [***]

   Factory installed options - requires return of probe to factory for upgrade.
   -------------------------

Memory Upgrade Options for 7000 Series
--------------------------------------
7008M32        Memory Upgrade - 8 Meg to 32 Meg                          [***]
7016M32        Memory Upgrade - 16 Meg to 32 Meg                         [***]
7032M64        Memory Upgrade - 32 Meg to 64 Meg                         [***]

   Factory installed options - requires return of probe to factory for upgrade.
   -------------------------

Interface Upgrades for 6000 Series
----------------------------------
6000E2         2nd Ethernet Interface for Model 6010                     [***]
6000T2         2nd Token Ring Interface for Model 6020                   [***]

   Note: Adding Interfaces to any 6000 Series probe requires a minimum
         16 Meg Unit.
   Factory installed options - requires return of probe to factory for upgrade.
   -------------------------

Interface Upgrades for 7000 Series
----------------------------------
7200TX         2nd Half Duplex 100BaseTX Interface for Model 7201        [***]
7200FX         2nd Half Duplex 100BaseFX Interface for Model 7203        [***]
7300E4         Additional Four-Port Ethernet Interface for Model         [***]
                 7300 probes
7500WN         Additional WAN Interfaces for Model 7500 probes           [***]

   Note: Adding Interfaces to any 7000 Series probe requires a minimum
         32 Meg Unit.
   Factory installed options - requires return of probe to factory for upgrade.
   -------------------------

MISCELLANEOUS OPTIONS
---------------------

Fast Ethernet FDX Tap Kits (includes cables)
--------------------------------------------
FDX-TX         Additional Full Duplex Fast Ethernet Tap Kit for          [***]
                 100BaseTX
FDX-FX         Additional Full Duplex Fast Ethernet Tap Kit for          [***]
                 100BaseFX

T1/E1 WAN Tap Kits (includes cables)
------------------------------------
V35-Tap        Additional Tap Kit for T1/E1 WAN (V.35)                   [***]
X21/1-Tap      Additional Tap Kit for T1/E1 WAN (X.21)                   [***]
X21/2-Tap      Additional Tap Kit for T1/E1 WAN (X.21)                   [***]
RS422-Tap      Additional Tap Kit for T1/E1 WAN (RS422/RS449)            [***]
EIA530-Tap     Additional Tap Kit for T1/E1 WAN (EIA530)                 [***]
RS232-Tap      Additional Tap Kit for T1/E1 WAN (RS232)                  [***]

4.03P1M1 Rev D                      Effective January 15, 1998                 5
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                                   EXHIBIT B
                            RESALE PRODUCTS LISTING

NetScout Price List
--------------------------------------------------------------------------------------
Model             Description                                                    Price
-----             -----------                                                    -----
T3/E3 WAN Tap Kit (includes cables)
-----------------------------------
WAN-HSSI          Additional Tap Kit for T3/E3 WAN (HSSI)                        [***]

Fiber Optic Splitters (Includes cables)
---------------------------------------
OPT-SPLT1         Additional 80/20 Multi-mode Fiber Optic Splitter               [***]

Cables
------
2950-100          Additional Cat 5 CDDI Cable (15')                              [***]
2950-180          T3/E3 WAN (HSSI) Tap Cables                                    [***]
2950-215          Additional Probe Console Cable (6')                            [***]

Fiber Cables & Couplers
-----------------------
2950-60           Additional ST to ST Coupler                                    [***]
2950-70           Additional ST to MIC Coupler                                   [***]
2950-80           Additional Duplex SC to SC Cable (24')                         [***]
2950-90           Additional Duplex SC to ST Cable (24')                         [***]

Rack Mount
----------
RM-19             Shelf for Rack Mounting (holds three 7000 series probes)       [***]
RMK-6000          Rack Mount Kit for 6000 Series Probes                          [***]

Documentation
-------------
2930-170          NetScout Probe User Guide                                      [***]
2930-610          NetScout Manager Plus User Guide                               [***]
2930-620          NetScout Manager Plus Administrator Guide                      [***]
2930-430          NetScout Expert Visualizer User Guide                          [***]

NetScout Training
-----------------
                  NetScout Manager Plus Training (3 days)                        [***]
                  NetScout WebCast Training (1 day)                              [***]

(Note: Training classes are held at NetScout Systems and the prices listed above are per student. Prices for on-site training can be obtained by calling NetScout Systems).


4.03P1M1 Rev D             Effective January 15, 1998                          6
--------------------------------------------------------------------------------

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

                                   EXHIBIT B
                            RESALE PRODUCTS LISTING
NetScout Price List
-------------------------------------------------------------------------------



                             NetScout Systems, Inc.
                             Support & Maintenance
                               Policy and Pricing



                             NetScout Systems, Inc.
                  4 Technology Park Drive  Westford, MA 01886
                     TEL 978-614-4000  -  FAX 978-614-4004


4.03P1M1 Rev D           Effective January 15, 1998                           7
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
                                   EXHIBIT B
                            RESALE PRODUCTS LISTING

NETSCOUT PRICE LIST
--------------------------------------------------------------------------------

     If Extended Hardware Maintenance coverage is desired and was not purchased at the same time the hardware was purchased, coverage will be offered at NetScout Systems' sole discretion. Contact NetScout Systems' Sales Administration for a price quote.

     (Note: Hardware products covered under Extended Hardware Maintenance will be repaired or replaced at NetScout Systems sole discretion upon return to factory, freight prepaid. Hardware Warranty and Extended Hardware Maintenance do not cover functional upgrades. Functional upgrades such as faster processors, increased Memory/Flash, etc., are separately chargeable at the current price listed in the NetScout Price List.)

NON-WARRANTY HARDWARE REPAIR

     Hardware products no longer under warranty or Extended Hardware Maintenance can be repaired on a single occurrence basis by returning a product, freight prepaid, to NetScout Systems. NetScout Systems will repair and return, freight included, for the one price indicated. The repaired unit will be under warranty for a period of 90 days after return to the customer. (Note: If the unit is not repairable, the customer will be notified and the unit will be returned to the customer.)

BILLING

     For ordering and billing convenience, all yearly prices will be pro-rated on a monthly basis to provide a single yearly contract covering all NetScout products.

PROFESSIONAL SERVICES

     A new fee based Professional Service is now available to assist customer IT staffs in the installation of NetScout products. A NetScout trained technician will install, configure and test NetScout products at the customer site and provide hands on training to the customer's technical staff.

     Professional Services will be billed at [***] per day plus expenses.

PRICING

             MANAGEMENT                                   Software                    Technical Support
              SOFTWARE                                 Updates (only)                     & Updates
----------------------------------------------         --------------                 -----------------
Model 9115 - NetScout Manager Plus for Unix                $[***]                          $[***]
Model 9125 - NetScout Manager Plus for Windows             $[***]                          $[***]

Model 9135 - NetScout Server for Unix                      $[***]                          $[***]
Model 9140 - NetScout Server for WindowsNT                 $[***]                          $[***]

Model 9145 - NetScout WebCast for Unix                     $[***]                          $[***]
Model 9150 - NetScout WebCast for WindowsNT                $[***]                          $[***]

Model 9130 - Expert Visualizer for Unix                    $[***]                          $[***]

4.03P1M1 Rev D                           Effective January 15, 1998            9
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                                   EXHIBIT B
                            RESALE PRODUCTS LISTING
NetScout Price List
--------------------------------------------------------------------------------
GENERAL

   Support will be provided, free of charge, for a period of 90 days from the date of original shipment. Customers will have unlimited phone support during normal business hours (Toll free 800-357-RMON). As a condition of support, the user is required to identify the serial numbers of the products involved. Support Coverage can be extended beyond the initial 90 day period through the purchase of Technical Support Coverage.

   Updates will be provided for Management Station and/or Probe software, free of charge, for a period of 90 days from the date of original shipment. Updates will include all bug fixes and enhancements which become elements of the standard product. Eligibility for software updates can be extended beyond the initial 90 day period through the purchase of either Software Update Coverage or Technical Support Coverage.

TECHNICAL SUPPORT COVERAGE

   Technical Support Coverage provides unlimited phone support during normal business hours (Toll free 800-357-RMON) and access to Software Updates. If Technical Support Coverage is desired, all products purchased by an individual customer must be under contract.

SOFTWARE UPDATE COVERAGE

   Software Update Coverage can be purchased for products not under Technical Support Coverage. Software Updates will include all bug fixes and enhancements which become elements of the standard product. If Software Update Coverage is purchased, all copies of that product (Management Software or Probe) must be placed contract.

7X24 SUPPORT SERVICES

   For an additional charge, 7X24 Support Services can be purchased which provides telephone support 7 days a week, 24 hours a day, with guaranteed call back within 2 hours.

   Please contact NetScout Systems' Customer Support department for price quotes on 7X24 Support Services. (Note: This service requires that all NetScout products be under Technical Support Coverage.)

HARDWARE WARRANTY

   Hardware products are warranted for a period of 1 year after initial shipment and will be repaired or replaced at NetScout System sole discretion upon return to factory, freight prepaid.

EXTENDED HARDWARE MAINTENANCE

   Hardware maintenance coverage can be extended an additional two years (bringing the total to three years) through the purchase of Extended Hardware Maintenance Coverage. The Extended Hardware Maintenance pricing listed in this Price List is valid only if the coverage is purchased at the same time the hardware is purchased.


4.03P1M1 Rev D       Effective January 15, 1998                                8
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
                                   EXHIBIT B
                            RESALE PRODUCTS LISTING

NetScout Price List
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         TECHNICAL
                             SOFTWARE    SUPPORT &       EXTENDED         NON-
        PROBES &              UPDATE      SOFTWARE       HARDWARE       WARRANTY
     SOFTWARE AGENTS           ONLY        UPDATE       MAINTENANCE      REPAIR
--------------------------------------------------------------------------------
Software Agent for NT        $[***]       $[***]         $[***]         $[***]
---------------------
Model 5100
--------------------------------------------------------------------------------
LAN Probes
----------
Model 6010, 6020             $[***]       $[***]         $[***]         $[***]
Model 6010E2, 6020T2, 6030   $[***]       $[***]         $[***]         $[***]
--------------------------------------------------------------------------------
WAN Probes
----------
Model 6040, 6050, 6060, 6070 $[***]       $[***]         $[***]         $[***]
--------------------------------------------------------------------------------
FDDI Probes
-----------
Model 7101                   $[***]       $[***]         $[***]         $[***]
Model 7102                   $[***]       $[***]         $[***]         $[***]
Model 7103                   $[***]       $[***]         $[***]         $[***]
--------------------------------------------------------------------------------
Fast Ethernet Probes
--------------------
Model 7201                   $[***]       $[***]         $[***]         $[***]
Model 7203                   $[***]       $[***]         $[***]         $[***]
Model 7211                   $[***]       $[***]         $[***]         $[***]
Model 7213                   $[***]       $[***]         $[***]         $[***]
Model 7221                   $[***]       $[***]         $[***]         $[***]
Model 7223                   $[***]       $[***]         $[***]         $[***]
--------------------------------------------------------------------------------
Multiport Ethernet Probes
-------------------------
Model 7301                   $[***]       $[***]         $[***]         $[***]
Model 7302                   $[***]       $[***]         $[***]         $[***]
Model 7303                   $[***]       $[***]         $[***]         $[***]
--------------------------------------------------------------------------------
T3 WAN Probes
-------------
Model 7401                   $[***]       $[***]         $[***]         $[***]
--------------------------------------------------------------------------------
Multiport WAN Probes
--------------------
Model 7501                   $[***]       $[***]         $[***]         $[***]
Model 7502                   $[***]       $[***]         $[***]         $[***]
Model 7503                   $[***]       $[***]         $[***]         $[***]
Model 7504                   $[***]       $[***]         $[***]         $[***]
--------------------------------------------------------------------------------
ATM LAN Probe
-------------
Model 8100                   $[***]       $[***]         $[***]         $[***]
--------------------------------------------------------------------------------
WAN TAPS
--------
T1/E1 WAN Taps                                           $[***]         $[***]
T3/E3 WAN Taps                                           $[***]         $[***]
--------------------------------------------------------------------------------
Fiber Optic Splitter
--------------------
OPT-SPLT1                                                $[***]         $[***]
--------------------------------------------------------------------------------
100BaseT Full Duplex Taps
-------------------------
FDX-TX                                                   $[***]         $[***]
FDX-FX                                                   $[***]         $[***]
--------------------------------------------------------------------------------

4.03P1M1 Rev D                 Effective January 15, 1998                     10
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*** Confidential Treatment Requested

                                   EXHIBIT C
                          LICENSE TERMS AND CONDITIONS

Paradyne shall license the Licensed Product, subject to terms and conditions substantially similar to those set forth in the remainder of this Exhibit.

                              Terms and Conditions

The Licensed Product is owned by Paradyne and its suppliers, and is protected by the copyright laws of the United States and other countries, and by international treaty provisions.

Paradyne and its suppliers retain ownership of the Licensed Product and no rights are granted to you other than a license to use the Licensed Product, subject to the terms expressly set forth in this license agreement ("License"). This License imposes certain restrictions on your use of the License Product.

YOU MAY:

- use the Licensed Product with Paradyne FrameSaver Products purchased within this package;

- make copies of the Licensed Product for backup purposes, but you may not use the backup to make copies other than as a replacement for the original copy. You must include on the backup copy all copyright and other notices included on the Licensed Product.


YOU MAY NOT:

- copy any part of the Licensed Product other than for backup or duplicate any of the Licensed Product onto ROM or similar devices that were not supplied by Paradyne unless permitted above;

-    copy any of the written materials accompanying the Licensed Product;

- use the Licensed Product on ANY DSU/CSU, IMUX or xDSL product, or other hardware except as permitted above;

- transfer or assign your rights to use the Licensed Product except upon a transfer of any associated Paradyne hardware with which or for which the Licensed Product was supplied, and then only if the transferee agrees to be bound by all of the terms of this License;

- decompile, disassemble, reverse engineer, or modify, in any way, any part of the Licensed Product, except to the extent that the foregoing restriction is expressly prohibited by applicable law.

YOU ACKNOWLEDGE AND AGREE THAT:

- the structure, sequence, organization and source code of the Licensed Product are valuable trade secrets of Paradyne and its suppliers;

- export of the Licensed Product may be restricted by the export control laws of the United States of America and other countries. You agree to comply with all such export control laws;

- upon any violation of any of the provisions of this License, your rights to use the Licensed Product shall automatically terminate and you shall be obligated to return to Paradyne or destroy all of the Licensed Product;

- your opening of this package or use of the Licensed Product signifies that you have read and agreed to the terms of this License. You further agree that it is the complete and exclusive


Marketing& license Agreement       Paradyne and NetScout Confidential    page 20
NetScout and Paradyne              Use Pursuant to Company Procedures   01/26/98

                                   EXHIBIT C
                    LICENSE TERMS AND CONDITIONS (CONTINUED)

         statement of the agreement between Paradyne and you, and that it supersedes any proposal or prior agreement, oral, or written, and any other communications between us relating to the subject matter of this License. In addition, you agree that none of the foregoing terms and conditions may be modified except in writing signed by you and Paradyne;

     - this License shall be governed by Florida law, other than its provisions concerning the applicability of laws of other jurisdictions.

                                Limited Warranty

Limited Warranty. Paradyne warrants that under normal use and conditions the Licensed Product will be free from significant defects in materials and workmanship for a period of ninety (90) days from the date of purchase by you from Paradyne or Paradyne's authorized reseller or distributor.

Customer Remedies. Paradyne and its suppliers' entire liability and your exclusive remedy shall be, at Paradyne's option, (i) repair or replacement of the Licensed Product that fails to meet Paradyne's Limited Warranty, or (ii) return of the price paid. Paradyne and its suppliers shall have no responsibility, warranty or other obligation whatsoever as a result of (a) the use of the Licensed Product in a manner inconsistent with the accompanying manuals and this License, (b) any modifications made to the Licensed Product, or (c) failure of the Licensed Product as a result of accident, abuse, or misapplication.

NO OTHER WARRANTIES. THE WARRANTIES SET FORTH ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES. PARADYNE AND ITS SUPPLIERS MAKE NO OTHER WARRANTIES, EXPRESS OR IMPLIED, AND PARADYNE AND ITS SUPPLIERS EXPRESSLY DISCLAIM ALL OTHER WARRANTIES, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OR SATISFACTORY QUALITY, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND ANY WARRANTY OF NON-INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS. MOREOVER, THE PROVISIONS SET FORTH ABOVE STATE THE ENTIRE RESPONSIBILITY OF PARADYNE AND ITS SUPPLIERS AND YOUR SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO ANY BREACH OF ANY WARRANTY.

LIMIT OF LIABILITY. UNDER NO CIRCUMSTANCES AND UNDER NO THEORY OF LIABILITY SHALL PARADYNE OR ITS SUPPLIERS BE LIABLE FOR COSTS OF PROCUREMENT OF
SUBSTITUTE PRODUCTS OR SERVICES, LOST PROFITS, LOST SAVINGS, LOSS OF INFORMATION OR DATA, OR ANY OTHER SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, ARISING IN ANY WAY OUT OF THE SALE, LICENSE OR USE OF, OR INABILITY TO USE, THE LICENSED PRODUCT, EVEN IF PARADYNE AND ITS SUPPLIERS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED WARRANTY.

Marketing & License Agreement  Paradyne and NetScout Confidential        page 21
NetScout and Paradyne          Use Pursuant to Company Procedures       01/26/98

                                   EXHIBIT D

                  PRODUCT SUPPORT AND PRIORITIZATION GUIDELINES

Paradyne will provide Tier 1 and Tier 2 Support for Customers in the same manner that it provides such support for its other similar products. NetScout will provide Tier 3 Support via telephone or electronic mail, five (5) days per week, during NetScout's normal business hours (8 am - 6 pm, EST), and, and via a paging service for after hours, weekend and holiday escalations. Paradyne shall provide NetScout feedback for any Licensed Product bugs and potential fixes to the bugs, which will be reviewed by NetScout and subsequently incorporated into the Licensed Product, as required. In the event Paradyne is unable to resolve a Customer's problem and NetScout Tier 3 Support is required, Paradyne will escalate the problem to NetScout per a Customer assigned priority level. NetScout will respond as follows:

Priority 1: The Customer's production network is down, causing critical impact to business operations.

NetScout Response: Within four (4) hours, NetScout will provide Paradyne with a schedule for resolving the problem and will identify the resources which will be committed to managing the problem resolution. NetScout will make best efforts to resolve the problem within two (2) days. NetScout will dedicate an individual to manage the problem until a satisfactory Customer solution has been provided.

Priority 2: The Customer's production network is severely degraded, impacting significant aspects of business operations.

NetScout Response: Within eight (8) hours, NetScout will provide Paradyne with a schedule for resolving the problem and will identify the resources which will be committed to managing the problem resolution. NetScout will make best efforts to resolve the problem within one (1) week's time. NetScout agrees to commit whatever resources are commercially reasonable and necessary to manage the problem until a satisfactory Customer solution has been provided.

Priority 3: The Customer's network performance is degraded, but with little impact on business operations.

NetScout Response: Within one (1) week, Paradyne will provide Paradyne with a schedule for resolving the problem. Resources will be assigned, upon availability.

Critical On-Site Support. In the event critical on-site support is required, NetScout will make such services available at a charge of [***] dollars per hour
($[    ]), excluding travel and reasonable meal expenses.

Repair & Maintenance Charges (Single Repair)

6000 family        $[***] unit

7000 family        $[***] unit

Marketing & License Agreement     Paradyne and NetScout Confidential     page 22
NetScout and Paradyne             Use Pursuant to Company Procedures    01/26/98

--------------------
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
                                   EXHIBIT D

                 PRODUCT SUPPORT AND PRIORITIZATION GUIDELINES


Maintenance Agreements (h/w & s/w)
6000 family    $[***] year
7000 family    $[***] year

Repair Services. NetScout will repair all defective Products within fifteen
(15) days of receipt of the NetScout Products at NetScout's Westford MA facility. All returned units must be accompanied by a Return Authorization (RA) number and defective tag which identifies the alleged failure with the unit. Paradyne shall be responsible for transportation expenses to and from NetScout's facilities.

Priority Shipments. Provided PRODUCTS are in NetScout's inventory, NetScout will ship PRODUCTS within twenty-four (24) hours of order receipt to assist Paradyne in its delivery of critical service and support to customers. In the event PRODUCTS are not in NetScout's inventory, NetScout will make best efforts to ship as expeditiously as possible.



Marketing & License Agreement     Paradyne and NetScout Confidential     page 23
NetScout and Paradyne             Use Pursuant to Company Procedures    01/26/98
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*** Confidential Treatment Requested